UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 20, 2014
(Date of earliest event reported)

WFRBS Commercial Mortgage Trust 2014-LC14
(Exact name of issuing entity)

Wells Fargo Bank, National Association Ladder Capital Finance LLC Rialto Mortgage Finance, LLC The Royal Bank of Scotland plc
RBS Financial Products Inc.
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-172366-12	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina		28288-1066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On February 20, 2014, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2014 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Trimont Real Estate Advisors, Inc., as trust advisor, and Deutsche Bank Trust Company Americas, as trustee, of Wells Fargo Commercial Mortgage Trust 2014-LC14, Commercial Mortgage Pass-Through Certificates, Series 2014-LC14.  The Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class X-A, Class X-B, Class B, Class C and Class PEX Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,023,355,000, were sold to Wells Fargo Securities, LLC (“WFS”), RBS Securities Inc. (“RBS Securities”) and Deutsche Bank Securities Inc. (“DBSI” and, together with WFS and RBS Securities, the “Underwriters”), pursuant to the Underwriting Agreement, dated as of February 4, 2014, between the Registrant, the Underwriters and WFB.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached to an exhibit to this report.

On February 20, 2014, the Registrant also sold the Class A-3FL, Class A-3FX, Class X-C, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”) having an aggregate initial principal amount of $232,241,034 to WFS, RBS Securities and Citigroup Global Markets Inc. (“Citigroup” and, together with WFS and RBS Securities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of February 4, 2014, by and between the Registrant, the Initial Purchasers and WFB.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in WFRBS Commercial Mortgage Trust 2014-LC14 (the “Issuing Entity”), a common law trust fund formed on February 20, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 71 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”) secured by first liens on 144 commercial properties. The Mortgage Loans were acquired by the Registrant from (i) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of February 4, 2014, between the Registrant and WFB; (ii) The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of February 4, 2014, between the Registrant and RBS; (iii) Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of February 4, 2014, among the Registrant, LCF and Ladder Capital Finance Holdings LLLP; (iv) RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of February 4, 2014, between the Registrant and RBSFP; and (v) Rialto Mortgage Finance, LLC (“RMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of February 4, 2014, between the Registrant and RMF.

The Mortgage Loans identified on Schedule I to the Pooling and Servicing Agreement as “AmericasMart” and “The Outlet Collection | Jersey Gardens” each will be serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2013 (the “2013-C18 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells

Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.  The 2013-C18 Pooling and Servicing Agreement is attached as an exhibit to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on February 18, 2014.

The Underwriting Agreement is attached as an exhibit to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on February 18, 2014. On February 20, 2014, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,023,355,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $8,486,827, were approximately $1,133,239,758. Of the expenses paid by the Registrant, approximately $31,000 were paid directly to affiliates of the Registrant, $3,817,163 in the form of fees were paid to the Underwriters, $649,583 were paid to or for the Underwriters and $3,989,081 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-172366) was originally declared effective on August 11, 2011, with a post-effective amendment declared effective on January 28, 2013.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Trimont Real Estate Advisors, Inc., as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 20, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 20, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of February 4, 2014, among Ladder Capital Finance LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Ladder Capital Finance Holdings LLLP.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 20, 2014	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Trimont Real Estate Advisors, Inc., as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 20, 2014	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 20, 2014 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5)	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.3
Mortgage Loan Purchase Agreement, dated as of February 4, 2014, among Ladder Capital Finance LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Ladder Capital Finance Holdings LLLP.
(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.4	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)